Exhibit 99.1

Cornerstone Bancshares, Inc.

Reports Positive Earnings for First Quarter of 2015

CHATTANOOGA, TN – April 28, 2015 — Cornerstone Bancshares, Inc. (“Cornerstone”; OTCBB: CSBQ; CSBQP), parent company of Cornerstone Community Bank (“Bank”), today reported net income of approximately $480,000 for the first quarter of 2015, compared with approximately $412,000 for the same quarter last year. This marks the seventeenth consecutive quarter of positive earnings for Cornerstone.

First Quarter Financial Highlights for March 31, 2015, Compared to March 31, 2014:

•	16.5% increase in net income
•	1.1% increase in loans
•	15.8% increase in total non-interest income
•	3.0% decrease in total non-interest expenses
•	32.1% decrease in net foreclosed assets

Cornerstone saw material improvement of its net income quarter-over-quarter, due to a reduction in its foreclosed asset expense and a decrease in interest expense of the Bank’s Federal Home Loan Bank borrowings.

“The Bank has seen continued improvement in its asset quality as the Bank ratios return to more historic levels, which will allow the Bank to see additional reduced foreclosed asset expenses over the next two years,” said Cornerstone Community Bank President Barry Watson.

“This marks another strong quarter for Cornerstone’s earnings and strength in our stock for shareholders,” said Cornerstone’s Chairman Miller Welborn. “This positive momentum should position us well for the upcoming merger with SmartFinancial and the tremendous growth opportunities ahead.”

Cornerstone is a single-bank holding company, with approximately $426 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Media & Investor Relations Contact

Frank Hughes, President & CEO

Cornerstone Bancshares, Inc.

423-385-3009

Important Information for Shareholders

This communication shall not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, Cornerstone will file a registration statement on Form S-4 with the SEC, which will contain the joint proxy statement/prospectus of SmartFinancial and Cornerstone. Shareholders of Cornerstone and SmartFinancial are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registration statement, because it will contain important information about the Merger, Cornerstone and SmartFinancial. After the registration statement is filed with the SEC, the joint proxy statement/prospectus and other relevant documents will be mailed to all Cornerstone and SmartFinancial shareholders and will be available for free on the SEC’s website (www.sec.gov). The joint proxy statement/prospectus will also be made available for free by contacting the President and CEO of SmartFinancial at (865) 868-0613 or the President and CEO of Cornerstone at 423-385-3009. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cornerstone, SmartFinancial and their respective directors, executive officers, and certain other members of management and employees of Cornerstone and SmartFinancial may be deemed to be participants in the solicitation of proxies in connection with the proposed Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the joint proxy statement/prospectus relating to the Merger and the other relevant documents filed with the SEC when they become available. Information about the directors and executive officers of Cornerstone is also set forth in Cornerstone’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC.

Forward-Looking Statements

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone, SmartFinancial and their respective management regarding the companies’ strategic directions, prospects, future results and benefits of the merger, are subject to numerous risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone and SmartFinancial operate, governmental regulations, the ability to obtain regulatory and shareholder approval, the possibility that conditions to completion of the merger will not be satisfied, the ability to complete the merger in the expected timeframe, the companies’ competitive environment, cyclical and seasonal fluctuations in their operating results, and other risks.

Cornerstone Bancshares, Inc. and Subsidiary

First Quarter Financial Highlights

March 31, 2015 and 2014

(Unaudited)

(Amounts in thousands, except per common share data)	2015	2014	% Change
Balance Sheet Data at March 31
Total assets	$426,010	$429,044	(0.7)
Interest-earning assets	406,751	403,553	0.8
Loans	296,033	292,952	1.1
Foreclosed assets, net	8,523	12,559	(32.1)
Deposits	333,198	341,725	(2.5)
Other interest-bearing liabilities	50,510	45,663	10.6
Shareholders' equity	40,926	40,696	0.6
Loan to deposit ratio	88.85%	85.73%	3.6
Tier 1 leverage ratio (Bank, est)	9.62%	8.87%	8.5
Total risk-based capital ratio (Bank, est)	13.48%	13.11%	2.8
Outstanding common shares	6,638	6,627	0.2
Book value per common share	$3.91	$3.89	0.5
Tangible book value per common share	$3.91	$3.89	0.5
Market value per common share as of March 31	$3.32	$2.46	35.0

Loan Quality Data
Nonaccruing loans	1,450	4,779	(69.7)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	189	357	(47.0)
Allowance for loan losses	3,656	3,011	21.4
Allowance for loan losses to total loans	1.23%	1.03%
Nonperforming assets to total assets	2.34%	4.04%

Performance Data for the Year
Net income	$480	$412	16.5
Return on average assets	0.46%	0.39%
Return on average equity	4.71%	4.08%
Net interest margin	3.98%	3.90%
Per common share data:
Net income – basic	$0.01	$-
Net income – diluted	$0.01	$-
Common dividends	$-	$-
Average shares (000s):
Basic common stock	6,629	6,575
Diluted common stock	7,011	6,714
Preferred stock (actual)	600	600

Cornerstone Bancshares, Inc. and Subsidiary

Adjusted Income Pre-tax & Pre-provision (PTPP)

Net of Security Gains & Foreclosed Assets Expense

	(Unaudited)
	2015	2014				Q1-15 /
	First	Fourth	Third	Second	First	Q1-14
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg

Net interest income	$3,957	$3,870	$3,810	$3,856	$3,811	3.8
Total noninterest income	373	459	504	535	322	15.8
Sub-total	4,330	4,329	4,314	4,391	4,133	4.8
Total noninterest expense	3,202	3,664	3,659	3,375	3,301	(3.0)
Pre-tax, pre-provision income	1,128	665	655	1,016	832	35.6
Net gains from sale of securiites	-	(129)	(169)	(300)	(102)	N/A
Net gains from sale of foreclosed assets	(73)	-	-	-	-	N/A
Foreclosed assets expense, net	58	441	688	363	349	(83.4)
Adjusted PTPP	1,113	977	1,174	1,079	1,079	3.2

Reconciliation of Non-GAAP Financial Measures	(Unaudited)
	2015	2014
	First	Fourth	Third	Second	First
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Pre-tax, pre-provision income	$1,128	$665	$655	$1,016	$832
Income tax expense	(298)	(253)	(250)	(257)	(255)
Provision for loan losses	(350)	-	-	(350)	(165)
Net income	480	412	405	409	412

Adjusted PTPP	1,113	977	1,174	1,079	1,079
Net gains from sale of securities	-	129	169	300	102
Net gains from sale of foreclosed assets	73	-	-	-	-
Foreclosed assets expense, net	(58)	(441)	(688)	(363)	(349)
Provision for loan losses	(350)	-	-	(350)	(165)
Income tax expense	(298)	(253)	(250)	(257)	(255)
Net income	480	412	405	409	412

Cornerstone Bancshares, Inc. and Subsidiary

Quarterly Earnings Summary

	(Unaudited)
	2015	2014				Q1-15 /
	First	Fourth	Third	Second	First	Q1-14
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,198	$4,202	$4,168	$4,225	$4,095	2.5
Securities and interest-bearing deposits at other financial institutions	347	312	327	347	431	(19.5)
Federal funds sold and other earning assets	5	6	7	10	7	(28.6)
Total interest income	4,550	4,520	4,502	4,582	4,533	0.4
Interest expense
Deposits	418	415	442	442	442	(5.4)
Short-term borrowings	22	26	19	21	19	15.8
FHLB advances and other borrowing	153	209	231	263	261	(41.4)
Total interest expense	593	650	692	726	722	(17.9)
Net interest income	3,957	3,870	3,810	3,856	3,811	3.8
Provision for losses	350	-	-	350	165	112.1
Net interest income after the
provision for loan losses	3,607	3,870	3,810	3,506	3,646	(1.1)
Noninterest income
Customer service fees	219	237	215	210	189	15.9
Other noninterest income	20	14	13	18	12	66.7
Gain on sale of assets	134	208	276	307	121	10.7
Total noninterest income	373	459	504	535	322	15.8
Noninterest expense
Salaries and employee benefits	1,737	1,803	1,702	1,723	1,827	(4.9)
Net occupancy and equipment	287	282	315	324	309	(7.1)
Depository insurance	155	158	163	164	155	-
Foreclosed asset expense (1)	58	441	688	363	349	(83.4)
Other operating expense	966	980	791	801	661	46.1
Total noninterest expense	3,203	3,664	3,659	3,375	3,301	(3.0)
Income before income taxes	777	665	655	666	667	16.5
Income tax expense	298	253	250	257	255	17.0
Net income	$479	$412	$405	$409	$412	16.2

Preferred stock dividends & accretion on preferred stock discount	393	393	393	393	393	-

Net income available to common	86	19	12	16	19	354.7

Net income per common share:
Basic	$0.01	$0.01	$0.00	$0.00	$0.00	220.7
Diluted	$0.01	$0.01	$0.00	$0.00	$0.00	227.5
Average basic shares	6,629	6,627	6,627	6,627	6,575	0.8
Average common diluted shares	7,011	6,952	6,844	6,807	6,714	4.4
Performance Ratios
Return on average equity	4.70%	4.05%	4.01%	4.02%	4.08%	15.4
Return on average assets	0.46%	0.40%	0.39%	0.38%	0.39%	19.5
Net interest margin	3.98%	3.97%	3.86%	3.89%	3.90%	2.0
Average equity	40,742	40,649	40,481	40,710	40,447	0.7
Average assets	414,763	409,170	416,247	426,951	426,282	(2.7)
Average interest-earning assets	396,389	388,746	394,156	400,760	400,174	(0.9)

(1) Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary

Loan Loss Allowance and Asset Quality Review

	2015	2014
	First	Fourth	Third	Second	First
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$3,495	$3,474	$3,330	$3,011	$3,203
Provision for loan losses	350	-	-	350	165
Net charge-offs	(189)	21	145	(32)	(357)
Balance at end of period	$3,656	$3,495	$3,474	$3,330	$3,011

As a % of loans	1.24%	1.18%	1.16%	1.14%	1.03%
As a % of nonperforming loans	252.16%	122.00%	96.51%	116.72%	63.00%
As a % of nonperforming assets	36.66%	32.17%	23.81%	21.01%	17.37%

Net charge-offs as a % of loans (a)	0.26%	-0.03%	-0.19%	0.04%	0.49%

Risk element assets
Accruing troubled debt restructured	$2,833	$3,903	$3,698	$3,787	$3,337
Loans past due 30-89 days	$107	$2,162	$2,846	$1,365	$2,193

Nonaccruing loans	$1,450	$2,865	$3,600	$2,853	$4,779
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$1,450	$2,865	$3,600	$2,853	$4,779
Foreclosed assets (b) (c)	$8,523	$8,000	$10,994	$12,996	$12,559
Total nonperforming assets	$9,973	$10,865	$14,594	$15,849	$17,338

Nonperforming loans as a % of loans	0.49%	0.97%	1.21%	0.98%	1.63%
Nonperforming assets as a % of loans and foreclosed assets	3.27%	3.58%	4.72%	5.19%	5.68%

Total loans	296,033	295,364	298,390	292,369	292,952

(a) Annualized
(b) Properties sold during 1st Q 2015	$595
(c) Properties under contract to sell	$1,173

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Three months ended
	March 31
(Amounts in thousands)
Assets		2015			2014
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$295,127	$4,198	5.64%	$291,830	$4,095	5.69%
Investment securities	88,675	347	1.63%	95,968	431	1.99%
Other earning assets	12,587	5	0.16%	12,377	7	0.23%
Total earning assets	396,389	$4,550	4.57%	400,175	$4,533	4.63%
Allowance for loan losses	(3,400)			(3,106)
Cash and other assets	21,774			29,213
TOTAL ASSETS	$414,763			$426,282

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$32,306	$10	0.12%	$27,972	$10	0.14%
Savings deposits	13,731	3	0.09%	15,379	4	0.10%
MMDA's	63,420	57	0.36%	65,299	54	0.33%
Time deposits	153,987	348	0.90%	160,384	375	0.95%
Federal funds purchased and securities sold under agreements to repurchase	29,105	22	0.30%	21,562	19	0.35%
Federal Home Loan Bank and other borrowings	31,822	153	1.91%	31,661	261	3.35%
Total interest-bearing liabilities	324,371	593	0.73%	322,257	723	0.91%
Net interest spread		$3,957	3.84%		$3,811	3.72%
Noninterest-bearing demand deposits	48,439			63,077
Accrued expenses and other liabilities	1,211			501
Shareholders' equity	$40,742			40,447
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$414,763			$426,282
Net yield on earning assets			3.98%			3.90%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		16			39
Total adjustment		16			39

Cornerstone Bancshares, Inc. and Subsidiary

Loan Composition

	2015		2014
	First	% of	First	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$70,879	23.9	$68,653	23.4	3.2
Non-owner occupied	73,891	25.0	70,089	23.9	5.4
Multi-family real estate	8,799	3.0	7,809	2.7	12.7
1-4 family construction	8,690	2.9	10,117	3.5	(14.1)
Commercial land and lot development	21,864	7.4	17,187	5.9	27.2
Total non-residential real estate	184,123	62.2	173,855	59.3	5.9
Residential real estate
First mortgage - 1-4 family	45,928	15.5	49,535	16.9	(7.3)
Second mortgage - 1-4 family	1,425	0.5	1,790	0.6	(20.4)
Home equity lines	20,103	6.8	18,633	6.4	7.9
Total residential real estate	67,456	22.8	69,958	23.9	(3.6)
Total real estate loans	251,579	85.0	243,813	83.2	3.2

Commercial	35,249	11.9	39,374	13.4	(10.5)
Agricultural & other	6,471	2.2	7,219	2.5	(10.4)
Consumer	2,734	0.9	2,547	0.9	7.3
Total loans, net of unearned fees	$296,033	100.0	$292,953	100.0	1.1

CORNERSTONE BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	Unaudited
	March 31, 2015	December 31, 2014

ASSETS

Cash and due from banks	$2,141,864	$1,930,751
Interest-bearing deposits at other financial institutions	23,304,264	13,596,970

Total cash and cash equivalents	25,446,128	15,527,721

Securities available for sale	85,093,357	87,192,909
Securities held to maturity (fair value $23,787 and $25,702 at March 31, 2015 and December 31, 2014, respectively)	23,636	25,428
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of $3,656,545 and $3,495,129 at March 31, 2015 and December 31, 2014, respectively	292,376,801	291,869,338
Bank premises and equipment, net	6,296,773	4,828,123
Accrued interest receivable	1,124,989	1,142,899
Foreclosed assets	8,523,267	8,000,365
Other assets	4,802,640	4,830,113

Total assets	$426,010,491	$415,739,796

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$56,620,286	$57,034,792
Interest-bearing demand deposits	37,175,706	26,464,173
Savings deposits and money market accounts	73,729,602	80,861,110
Time deposits	165,672,183	144,294,390

Total deposits	333,197,777	308,654,465

Accrued interest payable	105,724	71,925
Federal funds purchased and securities sold under agreements to repurchase	19,509,728	29,409,505
Federal Home Loan Bank advances and other borrowings	31,000,000	36,000,000
Other liabilities	1,270,984	941,796

Total liabilities	385,084,213	375,077,691

Stockholders' equity:
Preferred stock - no par value; 2,000,000 shares authorized; 600,000 shares issued and outstanding in 2015 and 2014	14,982,155	14,964,309
Common stock - $1.00 par value; 20,000,000 shares authorized; 6,709,199 shares issued in 2015 and 2014; 6,637,941 and 6,627,398 shares outstanding in 2015 and 2014, respectively	6,637,941	6,627,398
Additional paid-in capital	21,902,768	21,821,060
Accumulated deficit	(2,945,867)	(3,032,551)
Accumulated other comprehensive income	349,281	281,889

Total stockholders' equity	40,926,278	40,662,105

Total liabilities and stockholders' equity	$426,010,491	$415,739,796

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statements of Income

	Unaudited
	Three Months Ended
	March 31,
	2015	2014
INTEREST INCOME
Loans, including fees	$4,198,215	$4,095,468
Securities and interest-bearing deposits at other financial institutions	347,063	430,490
Federal funds sold	5,271	7,163
Total interest income	4,550,549	4,533,121

INTEREST EXPENSE
Time deposits	348,311	375,490
Other deposits	69,752	67,074
Federal funds purchased and securities sold under agreements to repurchase	22,407	18,660
Federal Home Loan Bank advances and other borrowings	152,955	261,410
Total interest expense	593,425	722,634

Net interest income before provision for loan losses	3,957,124	3,810,487
Provision for loan losses	350,000	165,000
Net interest income after provision for loan losses	3,607,124	3,645,487

NONINTEREST INCOME
Customer service fees	218,583	188,911
Net gains from sale of securities	-	102,272
Net gains from sale of loans and other assets	61,077	18,914
Net gains from sale of foreclosed assets	72,785	-
Other noninterest income	20,253	12,216
Total noninterest income	372,698	322,313

NONINTEREST EXPENSE
Salaries and employee benefits	1,736,672	1,826,984
Net occupancy and equipment expense	286,987	308,832
Depository insurance	155,353	154,676
Foreclosed assets, net	57,615	349,370
Other operating expenses	965,865	661,187
Total noninterest expenses	3,202,492	3,301,049

Income before income tax expense	777,330	666,751
Income tax expense	297,800	254,600

Net income	479,530	412,151

Preferred stock dividend requirements	375,000	375,000
Accretion on preferred stock discount	17,846	17,846

Net income available to common shareholders	$86,684	$19,305

EARNINGS PER COMMON SHARE
Basic	$0.01	$-
Diluted	$0.01	$-

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statement of Changes in Stockholders' Equity - Unaudited

For the Three Months Ended March 31, 2015

					Accumulated
			Additional		Other	Total
	Preferred	Common	Paid-in	Accumulated	Comprehensive	Stockholders'
	Stock	Stock	Capital	Deficit	Income	Equity

BALANCE, December 31, 2014	$14,964,309	$6,627,398	$21,821,060	$(3,032,551)	$281,889	$40,662,105

Stock compensation expense	-	-	66,000	-	-	66,000

Issuance of common stock, 10,543 shares	-	10,543	15,708	-	-	26,251

Preferred stock dividends paid	-	-	-	(375,000)	-	(375,000)

Accretion on preferred stock	17,846	-	-	(17,846)	-	-

Net income	-	-	-	479,530	-	479,530

Unrealized holding gains on securities available for sale, net of reclassification adjustment	-	-	-	-	67,392	67,392

BALANCE, March 31, 2015	$14,982,155	$6,637,941	$21,902,768	$(2,945,867)	$349,281	$40,926,278

The Notes to Consolidated Financial Statements are an integral part of these statements.